UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 4, 2004

The Corporate Executive Board Company

(Exact name of registrant as specified in its charter)

Delaware	000-24799	52-2056410
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2000 Pennsylvania Avenue, N.W. Washington, D.C.	20006

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 777-5000

(Former name and former address, if changed since last report.)

The Corporate Executive Board Company hereby amends its Current Report on Form 8-K filed May 5, 2004 in its entirety to report that the underwriting agreement referred to in the Current Report was entered into on May 4, 2004 and not on March 4, 2004, as was reported in the Current Report.

Item 5. Other Events.

     On May 4, 2004, The Corporate Executive Board Company and certain of its stockholders entered into an underwriting agreement providing for the sale by the stockholders of 1,939,113 shares of the registrant’s common stock, par value $0.01 per share, in a registered public offering.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

1.1	Underwriting agreement, dated May 4, 2004, among The Corporate Executive Board Company, Deutsche Bank Securities Inc. and the stockholders listed therein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company

(Registrant)

Date: May 5, 2004	/s/ Timothy R. Yost

Timothy R. Yost, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting agreement, dated May 4, 2004, among The Corporate Executive Board Company, Deutsche
Bank Securities Inc. and the stockholders listed therein.